EXHIBIT 10.4

                                    AMENDMENT
                         TO THE ASSET PURCHASE AGREEMENT
                                     BETWEEN
                      COMPU-DAWN, INC. AND GLOBAL PC, INC.



Both parties have agreed to extend the closing date of the asset purchase transaction from September 30, 1999 to November 30, 1999 per section 10.1 of the Asset Purchase Agreement between Compu- DAWN, Inc., Global PC, Inc., Brian Dougherty and Mark Bradlee dated July 30, 1999, provided, however, in the event that Compu-DAWN, Inc. files for protection under the United States Bankruptcy laws, which is not contemplated, Global PC, Inc. may terminate the agreement on the date that such bankruptcy protection is sought by Compu-DAWN, Inc. All references in the Asset Purchase Agreement between Compu-DAWN, Inc., Global PC, Inc., Brian Dougherty and Mark Bradlee to September 30 shall hereby be amended to November 30, 1999.

Compu-DAWN, Inc.                               Global PC, Inc.



/s/ Rudy C. Theale                            /s/ Mark Bradlee          9-24-99
---------------------------------             ----------------------------------
Rudy C. Theale            Date                Mark Bradlee              Date
Vice Chairman                                 Chief Executive Officer






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